EXHIBIT IV




                             VSE CORPORATION
                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



   As independent public accountants, we hereby consent to the incorporation of our reports included and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statement file numbers 333-15307, 333-15309, and 333-15311.


                                                       /s/  ARTHUR ANDERSENT LLP

                                                       ARTHUR ANDERSEN LLP

Washington, D.C.,
March 31,1997